UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 30, 2023

China Automotive Systems, Inc.

(Exact name of registrant as specified in its charter)

Delaware	000-33123	33-0885775
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

No. 1 Henglong Road, Yu Qiao Development Zone
Shashi District, Jing Zhou City
Hubei Province
The People's Republic of China
(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code (86) 27-8757 0027

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, $0.0001 par value	CAAS	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07	Submission of Matters to a Vote of Security Holders

The 2023 annual meeting of stockholders of China Automotive Systems, Inc. (the “Company”) was held on Wednesday, August 30, 2023 at the Second Floor Meeting Room, D8 Henglong Building, Optics Valley Software Park, No. 1 Guanshan First Avenue, Wuhan City, Hubei Province, the People’s Republic of China.  Of the 30,185,702 shares of the Company’s common stock entitled to vote at the meeting, 23,379,344 shares, or 77.45%, were represented at the meeting in person or by proxy, constituting a quorum.  The voting results are presented below.

1.	Election of Directors

The Company’s shareholders elected the five nominees below to hold office until the 2024 annual meeting of shareholders and until their successors are elected and qualified.  Each of the nominees received more than a majority of the votes cast.  The votes regarding the election of directors were as follows:

Nominee	For	Authority Withheld	Broker Non-Votes
Hanlin Chen	19,449,019	3,930,325	-
Qizhou Wu	19,481,876	3,897,468	-
Guangxun Xu	18,783,645	4,595,699	-
Heng Henry Lu	19,330,129	4,049,215	-
Tong Kooi Teo	19,334,291	4,045,053	-

2.	Approval of an advisory (non-binding) proposal concerning the Company’s named executive officer compensation program

The approval of an advisory (non-binding) proposal concerning the Company’s named executive officer compensation program was ratified and approved by the following votes:

For	Against	Abstained	Broker Non-Vote
19,402,146	3,949,297	27,901	-

3.	Approval of an advisory (non-binding) vote concerning the frequency of holding future advisory votes on executive compensation

The approval of an advisory (non-binding) vote concerning the frequency of every two years for holding future advisory votes on executive compensation was ratified and approved by the following votes:

For	Against	Abstained	Broker Non-Vote
18,635,753	4,722,558	21,033	-

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

China Automotive Systems, Inc.
(Registrant)

Date: August 31, 2023	By:	/s/ Hanlin Chen
Hanlin Chen